Exhibit 10.23





                                               INTERNATIONAL
                                                 ASSOCIATION
                                               OF MACHINISTS
                                               AND AEROSPACE
                                                     WORKERS

                                  Guy A. DeVito, Jr.               District #28
                                      Representative                 Region II
                                      (614) 239-0200        2625 Winchester Pike
                                                            Columbus, Ohio 43232






                                I.A.M. LODGE #55



                                 SIMMONS COMPANY

                                Grove City, Ohio

                                December 31, 1995

                                       to

                                December 31, 1997

                           INDEX TO WORKING AGREEMENT
                           --------------------------

                                                                            Page
                                                                            ----

ARTICLE I -  UNION RECOGNITION AND SECURITY   . . . . . . . . . . . . . . . .  4
          ----------------------------------
    1.01  Exclusive Bargaining Representative   . . . . . . . . . . . . . . .  4
          ------------------------------------
    1.02  Union Security  . . . . . . . . . . . . . . . . . . . . . . . . . .  4
          ---------------
    1.03  Check Off   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
          ----------

ARTICLE II - SENIORITY AND LAY OFF  . . . . . . . . . . . . . . . . . . . . .  5
             ----------------------
    2.01  Probationary Period   . . . . . . . . . . . . . . . . . . . . . . .  5
          --------------------
    2.03  Subcontracting of Maintenance work  . . . . . . . . . . . . . . . .  6
          -----------------------------------
    2.04  Forfeiture of Seniority Rights  . . . . . . . . . . . . . . . . . .  6
          -------------------------------
    2.05  Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . . . .  6
          -----------------

ARTICLE III- WORKING HOURS  . . . . . . . . . . . . . . . . . . . . . . . . .  8
             -------------
    3.01  Hours and Overtime  . . . . . . . . . . . . . . . . . . . . . . . .  8
          -------------------
    3.02  Shift Differential  . . . . . . . . . . . . . . . . . . . . . . . .  9
          -------------------
    3.03  Overtime Work   . . . . . . . . . . . . . . . . . . . . . . . . . .  9
          --------------
    3.04  Meal Allowance  . . . . . . . . . . . . . . . . . . . . . . . . . . 10
          ---------------

ARTICLE IV  - PAID HOLIDAYS   . . . . . . . . . . . . . . . . . . . . . . . . 10
              --------------
    4.07  Employee Birthday Pay   . . . . . . . . . . . . . . . . . . . . . . 12
          ----------------------

ARTICLE V -  VACATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
             ---------
      5.01   Vacations  . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
             ---------

ARTICLE VI - GRIEVANCE PROCEDURE AND ARBITRATION  . . . . . . . . . . . . . . 14
             ------------------------------------
      6.01   Grievance Procedure  . . . . . . . . . . . . . . . . . . . . . . 14
             --------------------

ARTICLE VII - NO STRIKE - NO LOCKOUT  . . . . . . . . . . . . . . . . . . . . 16
              -----------------------

ARTICLE VIII - PICKET LINES   . . . . . . . . . . . . . . . . . . . . . . . . 16
               -------------

ARTICLE IX - FLEXIBILITY IN OPERATIONS  . . . . . . . . . . . . . . . . . . . 16
             --------------------------

ARTICLE X - MANAGEMENT RIGHTS   . . . . . . . . . . . . . . . . . . . . . . . 16
            -----------------
    10.02  Lead-Man   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
           --------
    10.03  Parts Expeditor  . . . . . . . . . . . . . . . . . . . . . . . . . 17
           ---------------

ARTICLE XI - HEALTH AND WELFARE PLAN  . . . . . . . . . . . . . . . . . . . . 17
             ------------------------
      11.01 Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
            ---------

ARTICILE XII - REPORT IN AND CALL IN PAY  . . . . . . . . . . . . . . . . . . 18
               --------------------------

ARTICLE XIII - WAGE RATES   . . . . . . . . . . . . . . . . . . . . . . . . . 19
               ----------
    13.01    Wage Increases   . . . . . . . . . . . . . . . . . . . . . . . . 19
             --------------
    13.02    Wage Rates   . . . . . . . . . . . . . . . . . . . . . . . . . . 19
             ----------

ARTICLE XIV - JURY SERVICE  . . . . . . . . . . . . . . . . . . . . . . . . . 19
              -----------

ARTICLE XV - FUNERAL PAY  . . . . . . . . . . . . . . . . . . . . . . . . . . 20
             -----------

ARTICLE XVI - PENSION   . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
              -------
    16.0  Pensions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
          --------

ARTICLE XVII - DURATION OF CONTRACT   . . . . . . . . . . . . . . . . . . . . 21
               --------------------
    17.02 No reopening of Agreement Without Mutuality   . . . . . . . . . . . 21
          -------------------------------------------
    17.03 Extension of Contract   . . . . . . . . . . . . . . . . . . . . . . 21
          ---------------------

SIGNATURE PAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

SHORT-TERM DISABILITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

SUBSTANCE ABUSE POLICY  . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

APPENDIX A - PENSION                                                          36

                                     PURPOSE
                                     -------


Whereas, the parties hereto have reached an agreement as a result of collective bargaining for the purpose of facilitating the peaceful adjustment of differences which may arise from time to time between the Company and the Union
                                         -----
and to promote harmony and efficiency and to the end that the employees and the

Company and the general public may mutually benefit, the parties hereto contract and agree with each other as to the provisions as in hereafter set forth.


                                    AGREEMENT
                                    ---------


This agreement made this day of 3l st. day of December, 1995 by and between
                                -------       ---------------
Simmons Company, Grove City, Ohio hereinafter referred to as the "Company", and

Buckeye Lodge #55 of the International Association of Machinists and Aerospace

Workers, Columbus, Ohio hereinafter referred to as the "Union".


ARTICLE I - UNION RECOGNITION AND SECURITY
- ----------  ------------------------------

1.01 Exclusive Bargaining Representative:  The Company recognizes the Union as
     -----------------------------------
the exclusive bargaining representative of all employees classified as

"Maintenance Technicians" for the purpose of collective bargaining at Simmons

Company, 2960 Brookham Drive, Grove City, Ohio 43123. It is the intention of the parties to provide an orderly procedure between the Company and the Union, and therefore, all agreements or understandings concerning hours, wages and working conditions between the Company and any of its employees covered by this contract are to be made by the Company with the Union as the representative of said employees.


1.02 Union Security: The Company agrees as a condition of employment that all
     --------------
employees eligible shall become members of the Union after the sixtieth (60th)

day of their employment or sixty (60) days after the effective date of this agreement, whichever is the later.  All employees who become members of this

Union shall remain members of the Union during the term of this agreement.


The Union agrees to accept into membership and make membership available to all employees upon the same terms and conditions generally applicable to other members without discrimination.

Within five (5) days after receipt of written notice from the Union that any employee has failed, pursuant to the terms of this article, to tender payment of the regular dues and initiation fee uniformly required as a condition of acquiring or retaining membership in the Union, the Company shall discontinue its employment of such employee.  The Company shall not be required by the Union to discontinue the employment of any employee for any other reason.


The Company shall have the exclusive right to hire and shall be the sole judge of the requirements and qualifications of each applicant.


1.03 Check Off: The Company agrees that during the life of this agreement it
     -----------
shall deduct from the employees' wages the regular monthly Union dues of all such members of the Union who individually and voluntarily certify in writing,

on the agreed form or authorization card, that they authorize such deduction.


Said deduction of regular monthly Union dues, as certified by the Union in writing to the Company, shall be made from the third pay period of each month.

If the employee does not receive a pay-check for the third pay period of the month, then the deduction will be made from his next pay period. Remittance of the total amount deducted will be made to the Financial Secretary of Buckeye

Lodge No. 55, accompanied by a list showing the names of the employees and amount of deduction.


ARTICLE II - SENIORITY AND LAY OFF
- -----------  ---------------------


2.01 Probationary Period: New employees shall be considered probationary
     -------------------

employees during the first sixty (60) calendar days of service with the Company and may be discharged for any reason during this period. After the expiration of the sixty (60) day probationary period, the seniority rating of new employees shall commence with the first day of their last employment with the Company.


2.02 In layoffs and rehiring, maintenance seniority shall apply. Should the average hours for all I.A.M. employees be less than 40 hours per week for two successive weeks, the management will meet with the I.A.M. and will assure the

I.A.M that it will consider a lay-off unless circumstances exist in which hours would be increased in the near future. Seniority will apply for any reduction in work hours.


In the event that transfers from one shift to another are necessary, maintenance seniority shall apply. Temporary transfer means filling-in for an employee who is ill, on vacation, or on leave of absence.


2.03 Subcontracting of Maintenance work: The work for "Maintenance Technicians"
     ----------------------------------

covers the repair, maintenance, installation of machinery/equipment and building. Other less essential maintenance work such as painting, minor moving of equipment may be assigned to non IAM employees as long as all Employees are being offered forty (40) hours of work per week. If work becomes slower than forty (40) hours, all maintenance work may be assigned to IAM employees.

2.04 Forfeiture of Seniority Rights: An employee's service shall be considered
     ------------------------------

to be broken and he shall lose all his seniority rights for any of the following reasons:

(a)  When the employee resigns

(b)  When the employee is discharged for just cause

(c)  Absence from the employer's payroll longer than eighteen (18) continuous months due to layoff.

(d)  By disregard of a certified notice from the Company to report to work within one week from date employee received the notice. Employee is responsible for keeping his address current.

(e)  When an employee falsifies any information given in connection with his application for employment or in  connection with a leave of absence.


2.05  Leave of Absence:
      ----------------
(a)  A request for a leave of absence must be made in writing to the Company stating the length of the leave desired and the reason for same. A copy of the request and the Company's answer to same will be given to the Union.

     Seniority shall accumulate during such leave of absence.

(b)  A leave of absence will be granted for not more than six (6) months for reasons of sickness or accident during which time seniority will accumulate. If necessary, two additional leaves will be granted upon request.


Special consideration will be given in leave of absence cases exceeding the eighteen (18) month period of absence provided the employee does not have an incurable or chronic disorder from which he is not expected to recover in a definite period of time.  Should said employee recover after he has been terminated, he shall be reinstated with full seniority provided he passes a physical administered by a Company appointed doctor.  If employee disagrees with

Company appointed doctor's decision -- then an impartial doctor will be appointed by agreement of the parties and his decision shall be final and binding.

(c)  A leave of absence will be granted to duly elected delegates for the purpose of attending a Union convention provided that leave be limited to only one member at a given time and provided further that sufficient notice be given the management so that the affected operations may be adequately covered.


(d)  A leave of absence will  be granted to an IAM member employee  in the event he should be elected  to a position of a Union Business  Agent for the term of his office, subject to one renewal upon written application.


(e)  In the event it is necessary to settle an estate or in the event of an immediate family distress situation, the Company will grant a leave of absence for such purpose up to a maximum of two (2) weeks.


In the event of a  plant shut down the Company will pay for the medical and life insurance for three (3) months past the date of the shut down or the last day of employment, whichever  occurs  last.  (Employees will  continue  to  make  their contributions as described in 11.01.)


2.06 -  Employees transferring  into the  Maintenance Technician  classification from elsewhere in  the plant shall start as new  employees regarding maintenance seniority, but shall retain their service record status with the Company.

2.07 - Effective January 1, 1969, any employee covered by this Agreement  who is promoted to a  supervisory position  or to any  position outside the  bargaining unit, and is thereafter transferred back into the bargaining unit within one (1)

year from the  date of leaving the  bargaining unit, shall be credited  with the amount of seniority which he had acquired before his promotion, but shall not be credited with seniority for the time spent outside the bargaining unit. He shall not be eligible to displace any employee other than that employee with the least amount of seniority providing his seniority is greater.


2.08  - In  the event that  the Company  imposes a disciplinary  suspension, the employee and the  Union shall be  given a written notice  to this effect  and it shall be made effective immediately.


ARTICLE III - WORKING HOURS
- ------------  -------------

3.01 - Hours and Overtime:

The regular starting and regular quitting time shall be as follows:

     1st shift -  7:00 A.M. to 3:30 P.M. (one half-hour for lunch period).

     2nd shift -  3:30 P.M. to Midnight (one half-hour for lunch period).

Starting and  quitting  times may  be adjusted  by one  hour  with previous  day notification without paying overtime rate except that overtime will be  paid for all time in excess  of eight (8) hours per day. Except  for this adjustment, any employee scheduled  to work  prior to  his regular  starting time  and past  his regular quitting time shall be paid at the overtime rate.


When three shifts are to work the schedule will be as follows:

1.   The first  shift will work from  7:00 a.m. until 3:30 p.m.  with a one-half hour lunch period between 11:00 a.m. and 12:30 p.m.

2.   The second shift will work from 3:30 p.m. to 12:00 midnight with a one-half hour lunch period from 7:00 p.m. to 7:30 p.m.

3.   The third  shift will work from 11:00 p.m. until 7:00 a.m. with a paid one-

     half hour lunch period from 3:00 a.m. to 3:30 a.m.

There shall be two (2)  ten (10) minute rest periods  each shift one before  the lunch  period and  one  after the  lunch  period. The  Company  will provide  an additional ten (10) minute break if the work schedule  exceeds nine (9) hours in any one day.


The normal straight  time work  week shall  consist of forty  (40) hours  Monday through Friday.  The normal work day shall consist  of eight (8) hours exclusive of lunch period.


Time and one-half shall be paid for all work performed on Saturday.

Double time  shall be paid  for all  work performed  on Sunday and  on the  paid holidays hereinafter agreed upon.


3.02 -  Shift Differential: All work performed on the second shift shall be paid
        ------------------

a premium of twenty (.20) cents per hour; all work performed on the third  shift shall be paid a premium of twenty (.20) cents per hour.


3.03 - Overtime Work:
       -------------


(1)  The  Company assures  the  Union  that they  will  honor  the principle  of seniority that guarantees the most recently hired maintenance employee will be the first to be laid off in the event of a reduction in work force.


(2)  When selecting employees  for overtime purposes, the Company  will give the option of first  refusal to  the most senior  maintenance employee. In  the event  the  Company  is  unable to  cover  its  operational  needs  by such selection the Company retains the right to assign the least senior employee in order to assure adequate coverage by qualified mechanics.


Employees must  be available  for all  work as scheduled,  regular or  overtime.

Employees who  did not receive notice of overtime  on their previous shift shall not be compelled  to work overtime on that particular day.  Employees who have a valid reason may be excused by management  from working regular or overtime work at any particular time.

(a)  Except  for  plant   security,  continuous   shift  operations,   emergency

     maintenance, the Company will not  require maintenance employees to work in excess of  10 hours per day on Monday,  Tuesday, Wednesday, and Thursday, 8

     hours on Friday, and/or in excess of 8 hours on Saturday, provided however,

     that  no employee  will  be compelled  to work  more  than two  consecutive

     Saturdays, except for the months of July, August, September and October. In those four  peak season months,  employees shall be available  for Saturday work when production schedules so require.


     In the event  of serious customer service requirements of twelve (12) hours per day Monday through  Friday, the Company will first seek  volunteers. If there  are not  enough  volunteers,  then the  overtime  will be  scheduled according to reverse seniority and qualifications.


     The Company agrees to  notify one (1) hour  before the end of the  shift on emergency overtime unless the emergency occurs within the last hour.


(b)  Maintenance on Sundays and holidays and in excess of the hours described in

     (a) above may be performed by volunteers but will not be mandatory.


     There shall  be no  pyramiding of any  premium or  overtime pay  under this

     Agreement for the same hours worked. Where one or more premiums or overtime rate is payable, the single higher rate shall be paid.


3.04 - Meal Allowance: Any IAM  employee working eleven (11) or more  continuous
       --------------

hours in a  day shall be granted $4.00  as an expense allowance  for supper that day.


ARTICLE IV - PAID HOLIDAYS
- -----------  -------------


4.01 - The company will pay twelve (12) paid holidays as follows:


     Day Before New Year's Day               Labor Day

     New Year's Day                          Thanksgiving Day

     Martin Luther King's Birthday           Friday After Thanksgiving

     Good Friday                             Day Before Christmas Day

     Memorial Day                            Christmas Day

     Independence Day                        Employee Birthday


to all employees who have sixty (60) days or more of service on the day of the holiday and who worked the last scheduled work day before and the first scheduled work day after the holiday. Payment will be made at eight (8) times the employee's regular straight time hourly rate, including shift differential.


4.02 - When one or more of the above holidays falls within an eligible employee's approved vacation period, and he is absent from work during his regularly scheduled work week because of such vacation, he shall have the option of being paid for such holiday(s) or he shall be able to extend his vacation by such holidays provided he has management's approval or he takes a day or days off at a later date mutually acceptable to both parties.


4.03 - When an eligible employee goes on sick leave within thirty (30) days prior to or the day following a holiday, he shall receive pay for such holiday.


4.04 - When an eligible employee is on an approved leave of absence which does not exceed thirty (30) days and a holiday occurs during this period, he shall receive pay for such holiday.


4.05 - In applying this procedure, when any of the above enumerated holidays fall on Sunday and the day following is observed as the holiday by the State or

Federal government, it shall be paid for as such holiday.


4.06 - In conformance with the Federal Law enacted in 1968, effective January 1,

1971, wherein certain holidays will be observed on Mondays, Memorial Day is the last Monday in May and Labor Day is the first Monday in September.

4.07 - Employee Birthday  Pay: Each employee  who meets the holiday  eligibility
       ----------------------

requirements of  Sections 4.01 through  Section 4.04 will receive  an additional eight (8) hours pay for his birthday. Should his birthday fall on a work day and the employee wishes to take the day off in lieu of an extra day's pay, he may do so provided he  gives his supervisor five  (5) day's advance notice.  Should the employee's  birthday fall on a Saturday,  Sunday or holiday, he  may take off an alternate day at Company convenience.


ARTICLE V - VACATIONS
- --------

5.01 Vacations: The Company will grant a paid vacation to employees who have the
     ---------

following service on  their anniversary date of  hire of any calendar  year. All vacations to be scheduled by January 1 of each year.

(a)  One  (1)  week  paid vacation  to  employees  with one  year  of continuous

     service.   Two (2) weeks paid vacation to employees  with two (2) years but less than seven (7) years of continuous service.


(b)  Employees who have seven (7) years or more of continuous service shall have the option of receiving  a third week of vacation  or pay in lieu  thereof,

     provided that if they choose to take the third week  of vacation, they will
                           -------

     do so only at the discretion of the Operations Manager.


(c)  Employees who have fifteen  (15) years or more of continuous  service shall have  the option  of receiving a  fourth week  of vacation  or pay  in lieu thereof, provided  that if they choose to take  the fourth week of vacation they will do so only at the discretion of the Operations Manager.


(d)  If  eligible, employees  are  guaranteed  their third  and  fourth week  of vacation  but it  must  be scheduled  at the  discretion of  the Operations

     Manager.


(e)  Employees  who have  twenty-five  (25)  or more  years  of seniority  shall receive a fifth (5th) week vacation pay which will be paid in December each year.

All employees hired on  or after October  1, 1983, vacation  will be granted  as follows:


Continuous Years of Service           Weeks Off
- ---------------------------           ---------

     Less than 1 year                     0

     1 to 3 years                         1

     3 to 12 years                        2

     12 to 18 years                       3

     18 or more years                     4


5.02 - All employees shall schedule  their vacation in line of seniority.  After the schedule is completed and  posted, no employee shall have a  right to change his  scheduled vacation  time, regardless  of  seniority, to  a date  previously scheduled to another  employee except  by mutual agreement between the employees involved.


Employees must  take their first  and second  weeks of vacation  when scheduled.

Hardship cases may  be considered and  money may  be taken in  lieu of  vacation provided that the Company  will advise the Union of the reason for such prior to payment of the vacation money to the employees involved.


5.03 - Employees with one (1) or more  years of service, who are laid off, enter

Military service prior to their anniversary  date, will be eligible for 1/12  of their  normal  vacation  pay for  each  nearest full  calendar  month  of active employment between their anniversary date and their departure date.


5.04  - Any employee  who quits the  Company will be  paid 1/12  of their normal vacation pay for  each nearest full calendar month of  active employment between their anniversary  date and their  departure date provided the  employee gives a minimum of fifteen (15) calendar days notification of intention to leave.


Anyone discharged for  just cause will not be eligible for any prorated vacation pay.

ARTICLE VI - GRIEVANCE PROCEDURE AND ARBITRATION
- -----------  -----------------------------------


6.01 -  Grievance Procedure: The  purpose of the hereinafter  provided Grievance
        -------------------

Procedure is to insure  that the grievances of any employee  shall be fairly and promptly resolved.  It is  the further  purpose of  the parties  hereto that  no lockouts, work stoppages, slow downs, or other suspension of work shall occur as long  as  both  parties fully  perform  all  the terms  and  conditions  of this agreement.


6.02  - No grievance  concerning any matter  which is vested  exclusively in the

Company shall be submitted or processed through the Grievance Procedure.


6.03  -  In  the event  of  any  complaint or  grievance  involving  any alleged violation of this agreement with respect to the interpretation or application of the terms of  this agreement,  it shall  be settled by  the following  Grievance

Procedure and Arbitration machinery:


(a)  Any employee who has been discharged shall,  upon his request be granted an interview with  his Committeeman, before he is required to leave the plant.

     The Company will  promptly notify the Business Representative  of the Union of the  reason for  the discharge.  If the  employee believes  he has  been unjustly  discharged or  disciplined,  the  grievance  shall  be  processed beginning at Step  3 of the grievance  procedure and the employee  shall be given a hearing within forty-eight (48) hours, excluding non-working  days.

     In  the  event  it is  determined  that  the  employee  was  discharged  or disciplined without cause, the employee  will be compensated in such amount as may be agreed upon or determined.


(b)  Any employee who feels that he  has a just cause for complaint  may discuss the complaint with his foreman. If the employee wishes the Shop Steward may be present. The  foreman will be allowed not more than two (2) working days to give his decision.


(c)  If the employee's  complaint can be satisfactorily resolved  under (b), the grievance  shall not  be further  processed.  If it  is not  satisfactorily resolved  under  (b),  it  shall  be immediately  reduced  to  writing  and submitted to the Operations Manager.

(d)  Within seven (7) working days after the grievance has been submitted to the

     Operations Manager, he shall meet with  a Union Committee of not more  than two and the Union Business Representative.


6.04  - If  the grievance is  not satisfactorily  resolved pursuant to  6.03, it shall be submitted to arbitration at the request of either party.


6.05 -  The Board  of Arbitration shall  consist of one  member selected  by the

Union and one member selected by the Company, and these two members shall select a third representative who shall act as the impartial chairman. In the event the parties are unable to agree upon an impartial chairman, then the Director of the

Federal  Mediation  and Conciliation  Service shall  be forthwith  requested, by either party to submit the names of five (5) prospective arbitrators  from which the parties  shall select one  by alternately striking  one name from  the list,

beginning with the grievant, until one name remains who shall then serve  as the impartial chairman.


6.06  -  The jurisdiction  of  the Arbitration  Board  shall be  limited  to the particular issues involved  in the grievance and  it shall have no  authority to delete from, add to, or modify any of the terms of this agreement.


6.07  - The Board of Arbitration shall  conduct a heating as expeditiously as is possible and shall  render its decision immediately  and without undue delay.  A majority  decision of the  Board of Arbitration,  rendered in writing,  shall be final and binding on all parties.


6.08 -  The parties affected shall be afforded a full opportunity to present any evidence, written or oral, which may be pertinent to the matter in dispute.


6.09 - Each party shall bear the expense of their own presentation of their case to  the arbitration  proceedings, and  the fees  and expenses  of the  impartial chairman shall be borne equally by both parties.

6.10 - Failure to submit  a matter in dispute to Arbitration in  accordance with the grievance procedure and failure to comply immediately with a decision of the

Board of Arbitration shall be deemed a violation of this agreement.


ARTICLE VII - NO STRIKE - NO LOCKOUT
- ------------  ----------------------


7.01 - It is the understanding of the Company and the Union that as long as both parties fully perform  all the terms and  conditions of this agreement  on their parts to be performed, there  shall be no lockout by the Company  and no strike,

quitting, suspension or stoppage of work by any employee or employees  during or on account of such grievance or dispute which it is  the purpose of this Section to settle to the mutual satisfaction of both parties.


ARTICLE VIII - PICKET LINES
- -------------  ------------

8.01 -  It shall not be a  violation of the within agreement  for members of the

I.A.M.,  A.W., A.F. OF L. - C. I. O.  employed by the Company to refuse to cross the picket lines  established on or in front of the Company's  premises by other bona  fide labor  organizations representing  employees of  the  Company's union plants  when  such  picket  lines have  been  recognized  as  legitimate by  the

International Association of Machinists, A.W., A.F. of L. - C.I.O.


ARTICLE IX - FLEXIBILITY IN OPERATIONS
- -----------  -------------------------


9.01 - The Union confirms that the contract is designed to permit Management to make flexible job assignments by means of a central pool.


ARTICLE X - MANAGEMENT RIGHTS
- ----------  -----------------


10.01 - The Union recognizes the rights and responsibilities belonging solely to the Company, prominent among which but by no means wholly inclusive, are the rights to hire, promote, discharge or discipline for cause and to maintain discipline of employees; to decide the products to be manufactured; the location of plants; the schedule of production; the methods, processes and means of manufacturing; and the control and selection of raw materials, semi-manufactured and finished parts which may be incorporated into the products manufactured.

Such authority shall not be used
for the purpose of discriminating against any employee nor shall it be applied in a manner inconsistent with any of the other provisions of this contract.


10.02 - Lead-Man: The Company may establish on a voluntary basis the position of
        --------

a Leadman on each shift to be selected first on seniority and second by qualification. The additional responsibilities of the position shall consist of coordinating project tasks with other department members, following up with or advising the operations manager or his appointed designee of project status; and

some recordkeeping as required. Any other responsibilities which may become necessary for this position would be discussed with the I.A.M. representative.

Persons in this position will not hire, fire, discipline or assign work. The primary duties for persons in this position is that of a maintenance technician.


10.03 Parts Expeditor: The company may establish on a voluntary basis the
      ---------------

position of a parts expeditor on each shift to be selected first on seniority and second by qualification. The additional responsibilities of the position shall consist of taking order forms from all of the technicians and making sure parts get ordered and any other recordkeeping required. Any other responsibilities which may become necessary for this position would be discussed with the I.A.M. representative. Persons in this position will not hire, fire,

discipline or assign work. The primary duties for persons in this position is that of a maintenance technician.


ARTICLE XI - HEALTH AND WELFARE PLAN
- -----------  -----------------------


11.01 - Insurance: Medical premiums for 1996 will be as follows:
        ---------


                Family Rates                  $158.00

                Employee & Spouse             $108.00

                Employee & Children           $100.00

                Single                        $ 50.00

If there is an increase in rates for January 1, 1997, the Company and the Union will incur the same percentage increase with a maximum increase for UNION employees of $5.00 per month single; $7.50 per month employee and child and employee and spouse; $15.00 per month family.


Dental insurance will be offered at the following rates:


                Single Coverage               $12.00 per month

                Family Coverage               $24.00 per month

 There will be no increase in 1997.


The Company will also provide the benefits below at no cost to the employee.

     Life Insurance - $30,000
     ---------------

     Weekly Indemnity Benefits for disability will be paid according to the short-term disability  policy attached as Appendix A.


     Accidental Death and Dismemberment - A Maximum of $60,000.
     -----------------------------------

In the event the Union is on strike or the employee-members fail to report for work for any reason other than illness, the Company shall not be obligated to make this contribution.


During the term of this agreement, if the medical plan is changed to any company other than Prudential, the Company will immediately negotiate with the Union to find an alternate plan. The Company will give the Union a copy of their cost on any plans which cover union members or which are being negotiated.


ARTICLE XII - REPORT IN AND CALL IN PAY
- ------------  -------------------------


12.01 - When an employee reports for work at his regular starting time without previous notice not to report, he will be given at least four (4) hours work or pay at his regular straight time rate. This provision shall not apply in case work is suspended by an Act of God or other conditions beyond the control of the

Company.

12.02 - An employee called back to work after having completed his regular work day will be paid a minimum of four (4) hours at time and one-half.


12.03 - Any employee who must leave the plant during his scheduled working hours because of an industrial accident will receive pay for his scheduled hours for the day of the injury. If the doctor requests a subsequent visit for a treatment of this injury during working hours, the Company will pay for the time spent in this treatment at the employee's classification rate.


ARTICLE XIII - WAGE RATES
- ------------  ----------

13.01 Wage Increases: Effective January 1, 1996, all active employees will
      --------------

receive an increase of 4.5% per hour.


Effective January 1, 1997, all active employees will receive an increase of 4.0%

per hour.


13.02 Wage Rates - The established hourly rate to be paid to competent
      ----------

Maintenance Mechanics


   January 1, 1996         $13.44/hr

   January 1, 1997         $13.98/hr

Minimum hiring rate, effective January 1, 1996, will be $10.89 per hour; and in

January 1, 1997 the minimum hiring rate will be $11.33.


New employees will be in a training status for three (3) years.


New employees will receive a wage increase of equal increments every six (6)

months following the date of their employment until the top rate is reached within the thirty-six (36) month period.


If a new employee shows advancement, acquires new skills, and utilizes these skills during their training period, they may receive a "bump" or advancement in the six (6) month increment pay progression. This bump or advanced progression will be with the Company's discretion and all new employees may not be eligible.


ARTICLE XIV - JURY SERVICE
- --------------------------

14.01 - It is agreed that an employee shall be released from work for Jury Duty but shall not suffer any reduction in pay, thereby taking into consideration fees received for such Jury Duty and provided the employee makes every reasonable effort to report for whatever work is available during his regularly scheduled work hours outside of the time he is actually required for Jury service.

Any employee duly called to perform his civic duty to serve on a jury panel shall be compensated by the Company for the difference between the daily jury pay and his regular hourly rate based on an eight (8) hour work day. Any employee who is excused from serving shall not be required to report to his job to complete a partial shift. In the event an employee has been excused for a full day, he shall report to his job and continue working until told to report again for Jury Duty.


ARTICLE XV - FUNERAL PAY
- ----------   -----------

15.01 - To compensate employees for loss of earnings during the normal workweek,

the Company will pay a maximum of three (3) days pay for the purpose of attending the funeral of their spouse, father, mother, sister, brother or child.

The Company reserves the right for proof of death and or relationship.


ARTICLE XVI - PENSION
- -----------   -------

16.01 - Pensions - See EXHIBIT A (Attached.)
        --------


ARTICLE XVII - DURATION OF CONTRACT
- ------------   --------------------

7.01 - This contract shall become effective on December 31, 1995, and continue in force and effect until December 31, 1997, inclusive.


17.02 - No reopening of Agreement Without Mutuality. This contract constitutes
        -------------------------------------------

the entire agreement between the parties and there shall be no reopening during its term for the purpose of amending, adding to or deleting from this agreement unless the parties mutually agree to a reopening for such purpose.



17.03 - Extension of Contract: It is agreed that this contract will remain in
        ---------------------

full force and effect for an additional year after December 31, 1997, unless either party gives notice in writing to the other sixty (60) days prior to

December 31, 1997 of its desire to negotiate a new contract.

IN WITNESS WHEREOF, the parties have attached their respective hands and seals this 29th day of February 1996.


INTERNATIONAL ASSOCIATION OF
MACHINISTS                              SIMMONS COMPANY
AND AEROSPACE WORKERS                   GROVE CITY PLANT
BUCKEYE LODGE #55

GROVE CITY, OHIO                        GROVE CITY, OHIO


/s/
- ----------------------------            ---------------------------
Committee Person                        Operations Manager


/s/                                     /s/
- ----------------------------            ---------------------------
Committee Person                        Human Resources Manager


/s/
- ----------------------------
Committee Person


/s/
- ---------------------------
Business Agent                          /s/
                                        ----------------------------
                                        Senior Vice President
                                          Human Resources,
                                          Simmons Company



                                        /s/
                                        ----------------------------
                                        Vice President-Personnel

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page    of
                               Issued            Date
SIMMONS COMPANY - POLICY       12-31-95          1-1-96                     3
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SHORT-TERM DISABILITY             SUPERSEDES                        APPROVAL
LEAVE -I.A.M. Lodge #55
- --------------------------------------------------------------------------------




I.   PURPOSE:
     --------
     Establish guidelines to provide income continuance for employees with a "serious health condition."

II.  SCOPE:
     ------
     This policy applies to all employees who are members of I.A.M. Lodge #55 who have completed sixty (60) days of service.

III. RESPONSIBILITIES:
     -----------------
     A. It is the responsibility of the employee to obtain the required forms and to ensure that they are completed on a timely basis.

     B. A personnel action form, with completed FMLA forms attached, should be used for this purpose. It is the responsibility of the supervisor to notify the Human Resources Department when an employee applies for disability leave.

IV.  POLICY:
     -------
     A. Income continuance during prolonged illness or disability is based on length of continuous service. Disability leave should be approved in advance, if possible, by the Human Resources Department.

     B. The short-term disability plan administered and paid for by Simmons is effective for a maximum of 26 weeks.

     C. Certain types of elective surgery may not qualify for salary continuance under the short-term disability policy. These items will be reviewed on a case-by-case basis with the final authority being the Senior Vice President of Human Resources.

     D.   Short-term disability plan benefits depend on:
          1.   An employee's length of service (see schedule below);
          2.   Amount of income at the time of disability; and
          3.   Other income benefits.

     E. To receive short-term disability benefits, an employee must be on a company approved medical leave of absence; be under the care of a doctor or other recognized health care provider; and have a non-occupational illness or injury which lasts more than seven (7) consecutive days. If an injury or illness requires impatient treatment in a hospital or is caused by a serious accident, the seven (7) day requirement will not apply.

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page  of
                               Issued            Date
SIMMONS COMPANY - POLICY       12-31-95          1-1-96                    3
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SHORT-TERM DISABILITY             SUPERSEDES                        APPROVAL
LEAVE -I.A.M. Lodge #55
- --------------------------------------------------------------------------------



F. During any consecutive twelve (12) month period of time an employee cannot receive full salary for more weeks than the benefit period specified below based on length of service. For example, an employee with more than three
     (3) but less than four (4) years of service would be eligible for a maximum of four (4) weeks at full pay during a twelve (12) month time frame. The twelve (12) month window will be a rolling twelve (12) months starting with the day on which the short-term disability leave begins and going backward for twelve (12) consecutive months.

G.   Schedule of benefits:

     Length of service        Benefits Period          Weekly Benefits
     Over 60 days             First week               Full salary
                              2-4 weeks                Full salary
                              5-26 weeks               66 2/3% of salary
     Over 3 years             First Week               Full salary
                              2-5 weeks                Full salary
                              6-26 weeks               66-2/3% of salary
     Over 5 years             First week               Full salary
                              2-8 weeks                Full salary
                              9-26 weeks               66-2/3% of salary
     Over 12 years            First week               Full salary
                              2-9 weeks                Full salary
                              10-26 weeks              66-2/3% of salary

H.   Benefits will be based on a 40-hour week.

I. Employees on a leave of absence who are receiving disability benefits and who refuse to accept an offer to return to a light duty position for which they are medically qualified will not be entitled to continue receiving benefits under this policy.

PROCEDURE:
A. The employee and his/her recognized health care provider must complete the form described in the Family and Medical Leave of Absence Policy in order to apply for disability benefits. The form is submitted to the Plant Human Resources manager for approval. Once approved, the employee is authorized to be absent from work for the authorized time. The employee must contact the Human Resources Manager by telephone weekly concerning his/her medical condition. It is the responsibility of the employee to keep the Human Resources Manager informed of any change in return date. The Human Resources Manager will ensure that the employee's supervisor is kept informed.

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page   of
                               Issued            Date
SIMMONS COMPANY - POLICY       12-31-95          1-1-96                    3
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SHORT-TERM DISABILITY             SUPERSEDES                        APPROVAL
LEAVE -I.A.M. Lodge #55
- --------------------------------------------------------------------------------

B. The Company reserves the right to have the employee examined by a health care provider of its choice, at the Company's expense.

C. A short-term disability claim commences when the employee becomes disabled provided:

     1. A Notice and Proof of Claim form and Personnel Action Form are completed and approved by the Human Resources Manager.

     2. A Certification of Health Care Provider form accompanies the Notice and Proof of Claim form.

     3. Any additional documentation requested to verify the claim is submitted to the Human Resources Department for approval.

     4. Upon return to work, the employee must submit to Human Resources a fitness for duty certificate indicating the employee is able to resume his/her job (with or without a reasonable accommodation if the employee is disabled).

TO:                 Simmons Company Employees - I.A.M. Lodge #55

SUBJECT:            Substance Abuse Policy

EFFECTIVE DATE:     January 1, 1996


IT IS THE COMPANY'S POLICY TO IDENTIFY AND HELP THOSE EMPLOYEES WITH SUBSTANCE ABUSE PROBLEMS AND TO ENCOURAGE THEM TO SEEK HELP ON THEIR OWN. APPLICANTS IDENTIFIED AS BEING SUBSTANCE ABUSERS WILL BE DENIED EMPLOYMENT AND ENCOURAGED TO SEEK HELP. EMPLOYEES WHO ARE IDENTIFIED AS BEING SUBSTANCE ABUSERS MAY BE REFERRED FOR COUNSELING OR REHABILITATION AS APPROPRIATE. HOWEVER, THE POSSESSION, USE, TRANSFER, MANUFACTURE OR SALE OF ALCOHOL, ILLEGAL DRUGS, OR LEGAL DRUGS WITHOUT A VALID PRESCRIPTION, ON COMPANY PROPERTY OR ON COMPANY TIME WILL RESULT IN DISCIPLINARY ACTION, UP TO AND INCLUDING TERMINATION.

                              TESTING OF APPLICANTS
                              ---------------------

All applicants will be required to undergo a drug screening test after a conditional offer of employment has been extended. Employment will be denied to any applicant whose drug screen reveals the presence of illegal drugs or prescription drugs without a valid prescription or alcohol in excess of the sobriety level as established by state law.

                              TESTING OF EMPLOYEES
                              --------------------

Reporting to duty or working with drugs present in the body or while affected by alcohol will be handled as a disciplinary matter. Testing may be required under the following circumstances, and where allowed by applicable state or local laws.

* When an employee is involved in an accident resulting in injuries requiring medical treatment offsite.

* When the Company has reasonable cause and suspicion. Circumstances that could be indicators of a substance abuse problem and considered reasonable suspicion are:
     A.   Observed alcohol or drug abuse during work hours on company premises.
     B.   Apparent physical state of impairment.
     C.   Incoherent mental state.
     D.   Marked  changes in personal behavior that are otherwise unexplainable.
     E. Deteriorating work performance that is not attributable to other factors.
     F. Accidents or other actions that provide reasonable cause to believe the employee may be under the influence.

* When an employee has had a positive test and been referred for counseling or rehabilitation under this policy.

*    When an employee requests a test (if approved by management).

The Company intends to utilize the most accurate and reliable testing methods available. Failure or refusal by an employee to cooperate with the program or to submit to a test under the circumstances discussed above upon request, will be grounds for termination of employment.

                               DRUG SCREEN LIMITS
                               ------------------

The cut-off levels set forth below will be used for the initial screening of specimens to determine whether they are negative for the following drugs:

        Amphetamines             1000
        Barbituates               200
        Benzodiazepines           200
        Cannabinoids              200
        Cocaine Metabolite        300
        Methaqualone              300
        Opiate Metabolite         300
        Phencyclidine (PCP)       300
        Propoxphene               300
        Methadone                 300
        Alcohol                   In excess of the sobriety level as
                                  established by state law

Any urine specimen identified as positive on the initial test screen will be confirmed by a second analytical procedure independent from the initial test and which uses a different chemical technique and procedure.

                               DISCIPLINARY ACTION
                               -------------------

An employee who is considered impaired will be sent home or to a medical facility for testing (by taxi or other safe transportation alternative depending on the determination of the observed impairment, accompanied by the supervisor or another employee if necessary). An impaired employee should not be allowed to drive.

An employee who is considered impaired will be suspended pending the results of the test.

If the test results are positive, the employee will be terminated.


                          COUNSELING AND REHABILITATION
                          -----------------------------


Voluntary Referral
- ------------------


Employees are encouraged to voluntarily request counseling or rehabilitation before their substance abuse leads to disciplinary or other work-related problems. A request may be made by contacting the Human Resources Department. No employee will have job security jeopardized by such a good faith request. For the one-year period immediately following the employee's completion of counseling or rehabilitation, the company retains the right to randomly test that employee. If the employee has a positive test result, the employee will be terminated.

Any employee suffering from an alcohol or drug problem who rejects treatment or who leaves a treatment program prior to being properly discharged will be immediately terminated. No employee will be eligible for this employee assistance program more than one time. The recurrence of an alcohol or drug problem will be cause for termination.

                           NOTIFICATION OF CONVICTIONS
                           ---------------------------

Under Federal law, any employee convicted of any criminal drug offense committed on Company property or while on Company business must notify the Company of the conviction within five days after the conviction. The Company must then notify each federal government agency with whom the Company holds an applicable government contract and advise that the conviction has occurred. The Company will then take appropriate personnel action against the employee up to and including termination.

                                 CONFIDENTIALITY
                                 ---------------

All information  concerning  medical  examinations,  drug  or  alcohol  testing
results,  counseling  or  rehabilitation   of  any  employee  will  be   treated
confidentially.

                         OFFICIAL SUBSTANCE ABUSE POLICY
                         -------------------------------

This document is only a summary of the Company's official Substance Abuse Policy. The official copy is available to all employees for their review and should be consulted with respect to any specific questions. Neither this Summary, nor the Company's official Policy is intended to affect the Company's right to manage its workplace or discipline its employees.

Also, neither this Policy Summary nor the official Policy guarantees employment or guarantees terms or conditions of employment. No contract for employment, either expressed or implied, is created by this Summary or the official Policy.

I HAVE BEEN PROVIDED A WRITTEN SUMMARY OF THE SIMMONS COMPANY SUBSTANCE ABUSE POLICY, AND AM AWARE OF MY OBLIGATIONS UNDER THE COMPANY'S POLICY.

     EMPLOYEE NAME: _____________________________________________

     EMPLOYEE SIGNATURE:_________________________________________

     DATE:________________________________________________________

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page    of
                               Issued            Date
SIMMONS COMPANY - POLICY       10-15-94          10-15-94                  11
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SUBSTANCE ABUSE POLICY AND          SUPERSEDES                        APPROVAL
INTERNAL GUIDELINES            All Previous Policies
- --------------------------------------------------------------------------------


I.   PURPOSE
     -------

     As a Company, we are concerned about the adverse effect that drugs and alcohol can have upon our employee's safety and health. Alcoholism and the illegal use of drugs lead to increased accidents and medical claims and can lead to the destruction of an employee's health, adversely affect an employee's family life, and jeopardize an employee's job.

     In light of these concerns, the Company intends to maintain a workplace free from the problems associated with the illegal use of drugs and the abuse of alcohol. Our policy is to help employees with problems associated with the abuse of drugs and alcohol and to encourage their rehabilitation. No part of this policy, nor any of the procedures is, however, intended to affect the Company's right to manage its workplace or to discipline its employees. Also, this policy does not guarantee employment or continued employment, nor does it modify any terms or conditions of employment.

II.  SCOPE
     -----

     This policy will apply to all union employees of Simmons Company. In addition to this policy, any commercial driver employed by Simmons must comply with Policy Number 4.1.1., "Commercial Truck Driver Controlled Substance Policy," effective 12/21/90.

     Applicants: All applicants for employment at Simmons Company will be required to undergo a drug screening test as part of the hiring process after a conditional offer of employment has been extended. Employment will be denied to any applicant whose drug screen test reveals the presence of illegal drugs or prescription drugs without a valid prescription.

III. RESPONSIBILITY
     --------------

     A. Simmons Company will not be responsible for any cost related to alcohol or drug rehabilitation treatment beyond that covered under the company's medical insurance.

     B.   Corporate Human Resources Department
          ------------------------------------

          Responsible for issuing the Substance Abuse Policy and for modifying or amending the policy when necessary.

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page    of
                               Issued            Date
SIMMONS COMPANY - POLICY       10-15-94          10-15-94                  11
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SUBSTANCE ABUSE POLICY AND            SUPERSEDES                       APPROVAL
INTERNAL GUIDELINES               All Previous Policies
- --------------------------------------------------------------------------------


     Responsible for the education and training of personnel by acquiring training and education materials and assisting the plant management with scheduling and implementation of training for all employees.

     Responsible for the communication of the policy and procedures to all Plant Management and all employees at the Corporate location.

     Responsible for counseling and assisting plant management or corporate management when problems arise.

     Responsible for selecting and posting authorized drug/alcohol testing laboratory.

C.   Plant Management/General Manager or Operations Manager
     ------------------------------------------------------

     Responsible for the drug screening of all applicants as part of the hiring process.

     Responsible for communication of the policy to all plant personnel and for scheduling and implementing periodic training to all personnel with the guidance and assistance of the corporate human resource department.

     Responsible for following policy guidelines in the event of a substance abuse problem and for taking necessary disciplinary action.

D.   Supervisors and Managers
     ------------------------

     Responsible for knowing and understanding the substance abuse policy and its guidelines.

     Responsible for immediately notifying plant management or corporate human resources when a substance abuse problem is suspected with an employee.

IV.  POLICY
     ------

     IT IS THE COMPANY'S POLICY TO IDENTIFY AND HELP THOSE EMPLOYEES WITH SUBSTANCE ABUSE PROBLEMS AND TO ENCOURAGE THEM TO SEEK HELP ON THEIR OWN. APPLICANTS IDENTIFIED AS BEING SUBSTANCE ABUSERS WILL BE DENIED EMPLOYMENT AND ENCOURAGED TO SEEK HELP. EMPLOYEES WHO ARE IDENTIFIED AS BEING SUBSTANCE ABUSERS MAY BE REFERRED FOR COUNSELING OR REHABILITATION AS APPROPRIATE.

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page    of
                               Issued            Date
SIMMONS COMPANY - POLICY       10-15-94          10-15-94                  11
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SUBSTANCE ABUSE POLICY AND           SUPERSEDES                        APPROVAL
INTERNAL GUIDELINES               All Previous Policies
- --------------------------------------------------------------------------------



     HOWEVER, THE POSSESSION, USE, TRANSFER, MANUFACTURE, OR SALE OF ALCOHOL, ILLEGAL DRUGS, OR LEGAL DRUGS WITHOUT A VALID PRESCRIPTION ON COMPANY PROPERTY OR ON COMPANY TIME WILL RESULT IN DISCIPLINARY ACTION, UP TO AND INCLUDING TERMINATION.

     TESTING OF APPLICANTS
     ---------------------

     All applicants will be required to undergo a drug screening test as part of the hiring process. Employment will be denied to any applicant whose drug screen test reveals the presence of illegal drugs or prescription drugs without a valid prescription or alcohol in excess of the sobriety level as established by state law.

     TESTING OF EMPLOYEES
     --------------------

     Reporting for duty or working with drugs present in the body or while affected by alcohol will be handled as a disciplinary matter.

     Testing may be required under the following circumstances:

     * When an employee is involved in an accident resulting in injuries requiring medical treatment offsite.

     * When the Company has reasonable cause and suspicion. Circumstances that could be indicators of a substance abuse problem and considered reasonable suspicion are:

        A. Observed alcohol or drug abuse during work hours on company premises.
        B.  Apparent physical state of impairment.
        C.  Incoherent mental state.
        D. Marked changes in personal behavior that are otherwise unexplainable.
        E.  Deteriorating work performance that is not otherwise unexplainable.
        F. Accidents or other actions that provide reasonable cause to believe the employee may be under the influence.

     * When an employee has had a positive test and been referred for counseling or rehabilitation under this policy.

     *  When an employee requests a test (if approved by management).

     The Company intends to utilize the most accurate and reliable testing method available.

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page   of
                               Issued            Date
SIMMONS COMPANY - POLICY       10-15-94          10-15-94                 11
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SUBSTANCE ABUSE POLICY AND           SUPERSEDES                        APPROVAL
INTERNAL GUIDELINES               All Previous Policies
- --------------------------------------------------------------------------------

     Failure or refusal by an employee to cooperate with the program or to submit to such a test when requested will be grounds for termination of employment.

     DRUG SCREEN LIMITS
     ------------------

     The cut-off levels set forth below will be used for the initial screening of specimens to determine whether they are negative for the following drugs:

           AMPHETAMINES            1000
           BARBITURATES            200
           BENZODIAZEPINES         200
           CANNABINOIDS            50
           COCAINE METABOLITE      300
           METHAQUALONE            300
           OPIATE METABOLITE       300
           PHENCYCLIDINE (PCP)     25
           PROPOXYPHENE            300
           METHADONE               300
           ALCOHOL                 In excess of the sobriety level as
                                   established by state law.

     Any urine specimen identified as positive on the initial test screen will be confirmed by a second analytical procedure independent from the initial test and which uses a different chemical technique and procedure.


     DISCIPLINARY ACTION
     -------------------

     An employee who is considered impaired will be sent home or to a medical facility for testing (by taxi or other safe transportation alternative depending on the determination of the observed impairment, accompanied by the supervisor or another employee if necessary). An impaired employee should not be allowed to drive.

     An employee who is considered impaired will be suspended pending the results of the test.

     If the test results are positive, the employee will be terminated.

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page    of
                               Issued            Date
SIMMONS COMPANY - POLICY       10-15-94          10-15-94                  11
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SUBSTANCE ABUSE POLICY AND           SUPERSEDES                        APPROVAL
INTERNAL GUIDELINES               All Previous Policies
- --------------------------------------------------------------------------------

     COUNSELING AND REHABILITATION
     -----------------------------

     Voluntary Referral: Employees are encouraged to voluntarily request counseling or rehabilitation before the substance abuse leads to disciplinary or other work-related problems. A request may be made by contacting the Human Resources Department. No employee will have job security jeopardized by such a good faith request. For the one-year period immediately following the employee's completion of counseling or rehabilitation, the Company retains the right to randomly test the employee for drugs/alcohol. If the employee test positive, the employee will be terminated.

     Any employee suffering from an alcohol or drug problem who rejects treatment or who leaves a treatment program prior to being properly discharged will be immediately terminated. No employee will be eligible for this employee assistance program more than one time. The recurrence of an alcohol or drug problem will be cause for termination.

     NOTIFICATION OF CONVICTIONS
     ---------------------------

     Under federal law, any employee convicted of any criminal drug offense committed on Company property or while on Company business must notify the Company of the conviction within five days after the conviction. The Company must then notify each federal government agency with whom we hold an applicable government contract and advise that the conviction has occurred. The Company will then take appropriate personnel action against the employee up to and including termination.

     CONFIDENTIALITY:
     ----------------

     All information concerning medical examinations, drug or alcohol testing results, counseling or rehabilitation of any employee will be treated confidentially.

V.   PROCEDURES
     ----------

     All information concerning medical examinations, drug or alcohol testing results or rehabilitation and treatment of any individual employee will be treated as confidential information.

- --------------------------------------------------------------------------------
                               Date            Effective     Number Page    of
                               Issued            Date
SIMMONS COMPANY - POLICY       10-15-94          10-15-94                  11
AND PROCEDURES
SUBJECT
- --------------------------------------------------------------------------------
SUBSTANCE ABUSE POLICY AND           SUPERSEDES                        APPROVAL
INTERNAL GUIDELINES               All Previous Policies
- --------------------------------------------------------------------------------

A. Any new hire must have a drug screening test prior to employment at Simmons. If the test results are positive, the person will not be hired.

B. Any current employee who is suspected of being under the influence of alcohol or drugs during working hours must be immediately monitored by the supervisor or personnel. This must be done at the time of the incident.

C. Reasonable cause must exist to require the employee to submit to a drug screening. Reasonable cause may be established when there is evidence of excessive absenteeism; increased instances of on-the-job injuries and/or accidents; a sudden decline or change in an employee's physical appearance; deterioration in quality or quantity of work; decline in interpersonal relationships with other employees and supervisors; and/or direct evidence of slurred speech, red eyes, or dizziness (by witness on the job). If any of these can be substantially documented, request the employee to submit to a drug test.

D. If the employee refuses to submit to an alcohol/drug test, the employee will be terminated.

E. The employee must sign a consent form for the alcohol/drug test. Check with your local company doctor or clinic for this form (they usually have the employee sign it prior to the testing). If the employee refuses to sign the consent form, the employee will be terminated.

F.   Inform the employee that the results of the test will be confidential.

G. Request from the company doctor or clinic that the test results be available within 24 hours and no later than 48 hours.

H. An employee who is considered impaired will be suspended pending the results of the test.

I. If the test results are positive, the employee will be terminated. If the results are negative, the employee will be returned to work and reimbursed for lost wages.

J. In the event of referral for counseling or rehabilitation assistance, follow the policy or contract guidelines for medical and short-term leave.

                                                    COMPANY  Simmons Company
                                                             ---------------
                                                    EMPLOYER CODE   SO6A
                                                                  ----------

                      I.A.M. NATIONAL PENSION FUND
                          NATIONAL PENSION PLAN

                       STANDARD CONTRACT LANGUAGE


"APPENDIX A - PENSIONS

A. The Employer shall contribute to the I.A.M. National Pension Fund, National Pension Plan $ .30 for each hour/1/for which employees in all job
               -----
classifications covered by this Agreement are entitled to receive pay under this Agreement 2_/as follows:

    $ .30     per   hour   effective     Jan. 1           1993 prior C.B.A.
      ---           ----                 ------
    $ .50     per   hour   effective     Jan. 1           1996
      ---           ----                 ------
    $ .70     per   hour   effective     Jan. 1           1997
      ---           ----                 ------


B. The Employer shall continue contributions based on a forty (40) hour work week while an employee is off work due to paid vacations or paid holidays. 3/
     -
C. Contributions for a new, temporary, probationary, part-time and full-time employee are payable from the first day of employment. 4/
                                                            -
D. The I.A.M. Lodge and the Employer adopt and agree to be bound by, and hereby assent to, the Trust Agreement, dated May 1, 1960, as amended, creating the I.A.M. National Pension Fund and the Plan rules adopted by the Trustees of the I.A.M. National Pension Fund in establishing and administering the foregoing Plan pursuant to the said Trust Agreement, as currently in effect and as the Trust and Plan may be amended from time to time.

E. The parties acknowledge that the Trustees of the I.A.M. National Pension Fund may terminate the participation of the employees and the Employer in the Plan if the successor collective bargaining agreement fails to renew the provisions of this pension Article or reduces the Contribution Rate. The parties may increase the Contribution Rate and/or add job classifications or categories of hours for which contributions are payable.

F. This Article contains the entire agreement between the parties regarding pensions and retirement under this Plan and any contrary provision in this Agreement shall be void. No oral or written modification of this Agreement shall be binding upon the Trustees of the I.A.M. National Pension Fund. No grievance procedure, settlement or arbitration decision with respect to the obligation to contribute shall be binding upon the Trustees of the said Pension Fund."

                     -- END OF STANDARD CONTRACT LANGUAGE --

(Please complete Options Section and sign below if the Standard Contract Language is to be signed as a separate Agreement. If the Language is included in the Collective Bargaining Agreement, please insert options where applicable.)

Options:

1/   Trustees'  policy  requires   that  all  groups  entering   and  continuing
- -    participation shall negotiate either an HOURLY  or DAILY contribution rate.
                                             ------     -----
     An HOURLY  or DAILY contribution rate  may be negotiated  if the collective
        ------     -----                    ---
     bargaining agreement provides for a standard work week of at least 40 hours based on 5 work days. An HOURLY rate must be negotiated if the standard
                                ------      ----
     work  week is at least 40 hours but less  than 5 days. A DAILY rate must be
                                                              ------
     negotiated if the standard work week is 5 days but less than 40 hours. If contributions are on a DAILY basis, contributions are required for any day or portion thereof for which an employee is entitled to receive pay under this Agreement.

2/   The parties may negotiate to limit contributions to a maximum of forty (40)
- -    hours per week for each employee. Yes    X      No
                                             ---         ---

3/   a.    The  parties may negotiate to exclude contributions for  sickness and
- -    injury time,  Reserve Training  Time, jury duty,  bereavement pay,  or lost
     time for processing grievances under the Agreement.    If contributions are
     to be excluded for any time, please specify:

     b. The parties may negotiate that contributions will continue while employee is off work and is not receiving pay for the following time:
     Industrial leave injury
     ----------------

     Indicate for how long:    twelve (12) weeks
                               -----------------

 4/  The parties may negotiate that contributions will begin at the completion
 -   the employee's probationary period, but no later than sixty (60) calendar
     days after date of hire. Yes    X     No     Temporary employees
                                     ----     ---
     may be excluded for a maximum period of ninety (90) calendar days.
     Yes           No
           ---         ---
     If yes, for how long? Temporary employees not covered.


International Association of Machinists & Aerospace Workers Local Lodge No. 55
- --------------------------------------------------------------------------------
                        (Insert Name and\Number of Lodge)

By  /s/ Guy A. DeVito, Jr. B.R.                    Date  January 1, 1996
   -------------------------------                       -----------------
  (Authorized Officer and Title)

Simmons Company
______________________________________________________________
    (Insert Name of Employer)

EMPLOYER'S IRS IDENTIFICATION NO. 06 1007444


Address One Concourse Parkway, Suite 600, Atlanta, Ga. 30328 Tel. 707-392-2530
        ----------------------------------------------------------------------

By  /s/ R. K. Barton                               Date  1/1/96
   -------------------------------                       -----------------
   (Authorized Officer and Title)

For plants or terminals located at:

3960 Brookham Drive     Grove City, Ohio 43123     Tel. 614-871-8088

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       (Street)               (City)       (State)      (Zip)

- --------------------------------------------------------------------------------